UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 19, 2013

SCBT Financial Corporation

(Exact Name of Registrant as Specified in Its Charter)

South Carolina	001-12669	57-0799315
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Gervais Street, Columbia, South Carolina	29201
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (800) 277-2175

Not Applicable

Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☒          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.             Entry into a Material Definitive Agreement.

Merger Agreement

On February 19, 2013, SCBT Financial Corporation, a South Carolina corporation (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with First Financial Holdings, Inc., a Delaware corporation (“First Financial”).  The Merger Agreement provides that, subject to the terms and conditions set forth in the Merger Agreement, First Financial will merge with and into the Company (the “Merger”), with the Company continuing as the surviving corporation in the Merger.  The Merger Agreement also provides that, immediately following the closing of the Merger (the “Closing”), First Federal Bank, a South Carolina banking corporation and a wholly owned subsidiary of First Financial, will merge with and into SCBT, a South Carolina banking corporation and wholly owned subsidiary of the Company (“SCBT Bank”), with SCBT Bank continuing as the surviving bank in the merger (the “Bank Merger”).  The Merger Agreement was approved by the board of directors of each of the Company and First Financial.

Subject to the terms and conditions of the Merger Agreement, at the Closing of the Merger, each outstanding share of First Financial common stock will be converted into the right to receive 0.4237 shares of common stock of the Company (“Company Common Stock”), subject to the payment of cash in lieu of fractional shares.  Each outstanding share of First Financial Fixed Rate Cumulative Perpetual Preferred Stock, Series A (“First Financial Preferred Stock”), will be converted into the right to receive one share of preferred stock of the Company, to be designated Series A Fixed Rate Cumulative Perpetual Preferred Stock and having such rights, preferences and privileges as are not materially less favorable than the rights, preferences and privileges of the First Financial Preferred Stock.

Pursuant to the Merger Agreement, at the Closing the Company will designate five members of First Financial’s board of directors to join the boards of directors of the Company and SCBT Bank.  One of such five members will be Ms. Paula Harper Bethea and another of such members will be Mr. R. Wayne Hall.

The Merger Agreement contains customary representations and warranties from the Company and First Financial, and each party has agreed to customary covenants, including, among others, covenants relating to (1) the conduct of First Financial’s businesses during the interim period between the execution of the Merger Agreement and the Closing, (2) each party’s obligations to facilitate its shareholders’ consideration of, and voting upon, the Merger Agreement and the Merger, (3) the recommendation by the board of directors of each party in favor of approval of the Merger Agreement and the Merger by its shareholders, (4) each party’s non-solicitation obligations relating to alternative business combination transactions, and (5) the Company’s obligation to establish an advisory board consisting of, among others, the current directors of First Financial who will not serve on the Company’s board of directors and who enter into advisory board member agreements with the Company (the “Advisory Board Member Agreements”).

Completion of the Merger is subject to certain customary conditions, including (1) approval of the Merger Agreement by First Financial’s shareholders and by the Company’s shareholders, (2) receipt of required regulatory approvals without the imposition of a condition that would have or be reasonably likely to have a material adverse effect on the Company or First Financial, (3) the absence of any law or order prohibiting the consummation of the Merger, (4) approval of the listing on the Nasdaq Global Market of the Company Common Stock to be issued in the Merger and (5) the effectiveness of the registration statement for the Company Common Stock to be issued in the Merger.  Each party’s obligation to complete the Merger is also subject to certain additional customary conditions, including (1) subject to certain exceptions, the accuracy of the representations and warranties of the other party, (2) performance in all material respects by the other party of its obligations under the Merger Agreement, and (3) receipt by such party of an opinion from its counsel to the effect that the Merger will qualify as a reorganization within the meaning of the Internal Revenue Code of 1986, as amended.  The Company’s obligation to complete the Merger is further subject to additional customary conditions, including (1) the imminent occurrence of the Bank Merger, (2) the execution and delivery of an Advisory Board Member Agreement by each of the then-sitting members of the board of directors of First Financial who desires to join the advisory board, and (3) the transfer of First Financial’s shared loss contracts with the FDIC from First Financial to the Company without adverse modification or amendment to such contracts and without cost to the Company.

The Merger Agreement provides certain termination rights for both the Company and First Financial and further provides that upon termination of the Merger Agreement under certain circumstances, First Financial or the Company, as applicable, will be obligated to pay the other party a termination fee of $14,900,000.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is attached hereto as Exhibit 2.1 and incorporated by reference herein.  The Merger Agreement has been attached as an exhibit to this report in order to provide investors and security holders with information regarding its terms.  It is not intended to provide any other financial information about the Company, First Financial or their respective subsidiaries and affiliates.  The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of that agreement and as of specific dates, are solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the parties that differ from those applicable to investors.  Investors should not rely on the representations, warranties or covenants or any description thereof as characterizations of the actual state of facts or condition of the Company, First Financial or any of their respective subsidiaries or affiliates.  Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by the Company.

Advisory Board Member Agreements

The Company will establish an advisory board consisting of each of the members of First Financial’s board of directors who is not appointed to the Company board of directors and who desires to serve on such advisory board (each an “Advisory Board Member”), and any additional individuals appointed to the advisory board by the Company in its sole discretion.  The advisory board is expected to monitor the operations of the Company in certain markets previously served by First Financial.  In connection with joining the advisory board, each Advisory Board Member will enter into an Advisory Board Member Agreement, which generally provides for each such Advisory Board Member to receive an advisory fee of $40,000 annually, paid on a monthly basis, for the three-year period immediately following the Closing.  In addition, pursuant to the terms of the Advisory Board Member Agreement, each Advisory Board Member will agree to certain non-competition and non-solicitation (with respect to both customers and employees) covenants for the three-year period immediately following the Closing.

The foregoing description of the Advisory Board Member Agreements does not purport to be complete and is qualified in its entirety by reference to the form of Advisory Board Member Agreements, which is included as Exhibit A to the Merger Agreement, filed as Exhibit 2.1 of this Form 8-K, and incorporated by reference herein.

Important Additional Information

The Company will file a registration statement and other relevant documents concerning the transaction with the Securities and Exchange Commission and appropriate state and federal banking authorities as soon as is practical.  The Company and First Financial will prepare a joint proxy statement and other relevant documents concerning the proposed transaction for their respective shareholders.  The Company and First Financial shareholders are urged to read such proxy and registration statements regarding the proposed transaction as they become available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents because these will contain important information.  You will be able to obtain a free copy of the registration statement, as well as other filings containing information about the Company, at the SEC’s internet site (http://www.sec.gov).  The documents can also be obtained, without charge, by directing a written request to either SCBT Financial Corporation, Post Office Box 1030, Columbia, SC 29202, Attention: Richard C. Mathis, Executive Vice President and Treasurer, or First Financial Holdings, Inc., 2440 Mall Drive, Charleston, SC 29406  Attention: Blaise Bettendorf, Chief Financial Officer.

The Company, First Financial and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of the Company and First Financial in connection with the merger.  Information about the directors and executive officers of First Financial and their ownership of First Financial common stock is set forth in First Financial’s most recent proxy statement as filed with the SEC, which is available at the SEC’s Internet site (http://www.sec.gov) and at First Financial address in the preceding paragraph.  Information about the directors and executive officers of the Company and their ownership of Company Common Stock is set forth in the Company’s most recent proxy statement filed with the SEC and available at the SEC’s internet site and from the Company at the address set forth in the preceding paragraph.  Additional information regarding the interests of these participants may be obtained by reading the proxy statement/prospectus regarding the proposed transaction when it becomes available.

Cautionary Statement Regarding Forward Looking Statements

Statements included in this report which are not historical in nature are intended to be, and are hereby identified as, forward looking statements for purposes of the safe harbor provided by Section 21E

of the Securities Exchange Act of 1934.   Forward looking statements generally include words such as “expects,” “projects,” “anticipates,” “believes,” “intends,” “estimates,” “strategy,” “plan,” “potential,” “possible” and other similar expressions.   The Company cautions readers that forward looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from forecasted results.  Such risks and uncertainties, include, among others, the following possibilities: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive merger agreement between the Company and First Financial; (2) the outcome of any legal proceedings that may be instituted against the Company or First Financial; (3) the inability to complete the transactions contemplated by the Merger Agreement due to the failure to satisfy each transaction’s respective conditions to completion, including the receipt of regulatory approval; (4) credit risk associated with an obligor’s failure to meet the terms of any contract with the bank or otherwise fail to perform as agreed; (5) interest risk involving the effect of a change in interest rates on both the bank’s earnings and the market value of the portfolio equity; (6) liquidity risk affecting the bank’s ability to meet its obligations when they come due; (7) price risk focusing on changes in market factors that may affect the value of traded instruments in “mark-to-market” portfolios; (8) transaction risk arising from problems with service or product delivery; (9) compliance risk involving risk to earnings or capital resulting from violations of or nonconformance with laws, rules, regulations, prescribed practices, or ethical standards; (10) strategic risk resulting from adverse business decisions or improper implementation of business decisions; (11) reputation risk that adversely affects earnings or capital arising from negative public opinion; (12) terrorist activities risk that results in loss of consumer confidence and economic disruptions; (13) cybersecurity risk related to our dependence on internal computer systems and the technology of outside service providers, as well as the potential impacts of third-party security breaches,  subjects the company to potential business disruptions or financial losses resulting from deliberate attacks or unintentional events; (14) economic downturn risk resulting in deterioration in the credit markets; (15) greater than expected noninterest expenses; (16) excessive loan losses; (17) failure to realize synergies and other financial benefits from, and to limit liabilities associates with, mergers and acquisitions, including mergers with Peoples Bancorporation (“Peoples”), The Savannah Bancorp, Inc. (“Savannah”), and First Financial, within the expected time frame; (18) potential deposit attrition, higher than expected costs, customer loss and business disruption associated with the integration of Savannah and First Financial, including, without limitation, potential difficulties in maintaining relationships with key personnel and other integration related-matters; (19) the risks of fluctuations in market prices for Company Common Stock that may or may not reflect economic condition or performance of the Company; (20) the payment of dividends on Company Common Stock is subject to regulatory supervision as well as the discretion of the board of directors of the Company; and (21) other factors, which could cause actual results to differ materially from future results expressed or implied by such forward looking statements.

Item 9.01.             Financial Statements and Exhibits.

(a)  Not applicable.

(b)  Not applicable.

(c)  Not applicable.

(d)  Exhibits.

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated as of February 19, 2013, by and between SCBT Financial Corporation and First Financial Holdings, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SCBT FINANCIAL CORPORATION

Date: February 22, 2013	By:	/s/ John C. Pollok
John C. Pollok
Senior Executive Vice President, Chief Operating Officer and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated as of February 19, 2013, by and between SCBT Financial Corporation and First Financial Holdings, Inc.